Exhibit 10.1
Valeant Pharmaceuticals International
Restricted Stock Unit Award Grant Notice
(2006 Equity Incentive Plan)
Valeant Pharmaceuticals International (the “Company”), pursuant to Section 6(b) of the Company’s 2006 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award covering the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award will be evidenced by a Restricted Stock Unit Award Agreement (the “Award Agreement”). This Award is subject to all of the terms and conditions as set forth herein and in the applicable Award Agreement and the Plan, both of which are incorporated herein in their entirety. The Award Agreement is attached hereto and the Plan may be found on the Human Resources page of the Company’s corporate intranet at http://valeantvision.com/departments/GA/public/HR/HRHome.jspf. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Award:
Consideration:
Fair Market Value per Share:

Vesting Schedule: The shares of Common Stock subject to this Award will vest in accordance with the following schedule:

100% on the earlier of one year or the next annual meeting.
Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of shares of Common Stock of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

Other Agreements:

Valeant Pharmaceuticals International		Participant:

By:
	Signature	Signature

Title:	Date:

Date:

Attachment: Restricted Stock Unit Award Agreement